                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM T-1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                 TRUSTEE PURSUANT TO SECTION 305(b)(2)_______


                                 -------------


                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


        New York                                         13-5160382
(Jurisdiction of incorporation                         (I.R.S. Employer
if not a U.S. national bank)                           Identification No.)


48 Wall Street, New York, New York                          10286
(Address of principal executive offices)                   (Zip code)

                                 -------------

                           FREEDOM CHEMICAL COMPANY
              (Exact name of obligor as specified in its charter)


           Delaware                                      51-0340498
(State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                   Identification No.)


     Mellon Center, Suite 3500
       1735 Market Street
        Philadelphia, PA                                    19103
(Address of principal executive offices)                  (Zip code)


                                 -------------

                           HILTON DAVIS CHEMICAL CO.
              (Exact name of obligor as specified in its charter)


          Delaware                                        97-4071292
(State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                      Identification No.)


        2235 Langdon Farm Road
          Cincinnati, Ohio                                   45327
(Address of principal executive offices)                   (Zip code)

                                 -------------

                             KALAMA CHEMICAL, INC.
              (Exact name of obligor as specified in its charter)


           Washington                                   91-0862423
(State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                   Identification No.)


         1296 Third Street, N.W.
           Kalama, Washington                               98625
(Address of principal executive offices)                  (Zip code)

                                 -------------

                         FREEDOM TEXTILE CHEMICALS CO.
              (Exact name of obligor as specified in its charter)


            Delaware                                    56-1767462
(State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                   Identification No.)


       8309 Wilkinson Boulevard
       Charlotte, North Carolina
            (704) 393-0089                                 28214
(Address of principal executive offices)                 (Zip code)

                                 -------------

                         FREEDOM CHEMICAL DIAMALT GMBH
              (Exact name of obliger as specified in its charter)


           Germany                                          N/A
(State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                   Identification No.)

           Postfach 50 02 70
            Munchen, Germany                                D-80972
(Address of principal executive offices)                   (Zip code)

                                 -------------

           FREEDOM TEXTILE CHEMICAL COMPANY (SOUTH CAROLINA), INC.
              (Exact name of obligor as specified in its charter)

           Delaware                                      56-194931
(State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                   Identification No.)

         5025 South Main Street
         Cowpens, South Carolina
            (803) 463-4393                                    29330
(Address of principal executive offices)                   (Zip code)

                                 -------------

                       KALAMA SPECIALTY CHEMICALS, INC.
              (Exact name of obligor as specified in its charter)


          Washington                                     91-0971783
(State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                   Identification No.)

        1296 Third Street, N.W.
          Kalama, Washington                                98625
(Address of principal executive offices)                  (Zip code)

                                 -------------

                       KALAMA FOREIGN SALES CORPORATION
              (Exact name of obligor as specified in its charter)


             Guam                                       98-0102014
(State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                   Identification No.)


         1296 Third Street, N.W.
           Kalama, Washington                                98625
(Address of principal executive offices)                  (Zip code)

                                 -------------

                            FCC ACQUISITION CORP.
              (Exact name of obliger as specified in its charter)

           Delaware                                    23-2791891
(State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                   Identification No.)

       Mellon Center, Suite 3500
          1735 Market Street
           Philadelphia, PA                              19103
(Address of principal executive offices)               (Zip code)

                                 -------------

                  10-5/8% Senior Subordinated Notes Due 2006
                      (Title of the indenture securities)

Item 1. General Information.*

        Furnish the following information as to the Trustee:


    (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the            2 Rector Street, New York, N.Y. 10006
  State of New York                         and Albany, N.Y. 12203
Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation     550 17th Street, N.W., Washington,
New York Clearing House Association         D.C. 20429
  New York, N.Y.

    (b) Whether it is authorized to exercise corporate trust powers.

-------------

        *Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

        Yes.


Item 2. Affiliations with Obligor.

        If the obliger is an affiliate of the trustee, describe each such affiliation.

         None. (See Note on page 6.)

Item 16. List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

         1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. - A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. - The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T- 1 filed with Registration Statement No. 33-44051.)


         7. - A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority. (Exhibit 7 of Exhibit 25(a) filed with Registration Statement Nos. 333-14369 and 333-14369-01).

                                     NOTE

        Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

        Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New

York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of October, 1996.


                                             THE BANK OF NEW YORK

                                             By: /s/ LUCILLE FIRRINCIELI
                                                 Lucille Firrincieli
                                                 Assistant Vice President